UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 26, 2018

SORRENTO THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36150	33-0344842
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4955 Directors Place

San Diego, CA 92121

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 203-4100

N/A

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.06. Material Impairments.

The information in Item 4.02 of this Current Report on Form 8-K is incorporated by reference into this Item 2.06.

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On February 26, 2018, the Audit Committee of the Board of Directors (the “Audit Committee”) of Sorrento Therapeutics, Inc. (the “Company”), after discussion with the Company’s independent registered public accounting firm, concluded that the Company’s unaudited condensed consolidated financial statements for the three and nine months ended September 30, 2017 should no longer be relied upon as a result of the conclusion by the Audit Committee that an other-than-temporary impairment in value had occurred in the Company’s equity method investment in Immunotherapy NANTibody, LLC (“NANTibody”) for the three and nine months ended September 30, 2017. In February 2018, NANTibody notified the Company that in July 2017 NANTibody acquired assets from a party related to its 60% owner, NantCell, Inc., for approximately $90 million cash. As a result, the Company reassessed the recoverability of its equity method investment in NANTibody and, on February 26, 2018, the Company and Audit Committee concluded that a previously unrecorded other-than-temporary impairment in value had occurred in its equity method investment in NANTibody as of September 30, 2017. The resulting impact on the Company’s 40% equity interest in NANTibody is a $36.0 million impairment on equity method investment in the Company’s condensed consolidated statement of operations for the three and nine months ended September 30, 2017. This impairment expense will not result in cash expenditures in past or future periods.

The Company will restate its unaudited condensed consolidated financial statements and other financial information contained in its Quarterly Report on Form 10-Q for the three and nine months ended September 30, 2017, filed with the Securities and Exchange Commission on November 9, 2017 (the “Form 10-Q”), to reflect the impact of the impairment in the value of the Company’s equity investment in NANTibody by filing an amendment to the Form 10-Q on or about February 26, 2018.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SORRENTO THERAPEUTICS, INC.

Date: February 26, 2018	By:	/s/ Henry Ji, Ph.D.
Name: Henry Ji, Ph.D.
Title: Chairman of the Board, President and Chief Executive Officer